Note 7 - Tax Status	12 Months Ended
Dec. 31, 2025
EBP 27-1560715 001 [Member]
Notes to Financial Statements
EBP, Tax Status [Text Block]

Note 7 – Tax Status

The Plan operates under an IRS non-standardized pre-approved plan document. The latest IRS favorable opinion letter on the pre-approved plan is dated June 30, 2020. According to the pre-approved plan, the Plan’s assets are intended to be qualified pursuant to Section 401(a) of the Code; and therefore, the Plan’s income is exempt from income taxes. The Plan itself has not separately applied for recognition of tax-exempt status. Although the Plan has been amended since receiving the determination letter, the Plan administrator believes that the Plan is designed and is currently being operated in conformity with the Code to maintain its qualified status. Therefore, no provision for income taxes has been included in the Plan’s financial statements.

GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025, there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.